Exhibit 21

PEABODY ENERGY CORPORATION
LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation

9 East Shipping Limited	United Kingdom
9 East Shipping (Asia) Pte Ltd.	Singapore
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Bowen Basin Coal Joint Venture*	Australia
BTU International BV	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd.	Australia
Capricorn Joint Venture*	Australia
Carbones Peabody de Venezuela S.A.	Venezuela
COALSALES II, LLC	Delaware
Complejo Siderurgico Del Lago Cosila, SA	Venezuela
Conservancy Resources, LLC	Delaware
Coppabella and Moorvale Joint Venture*	Australia
Desarrollos Venshelf IV, CA	Venezuela
El Segundo Coal Company, LLC	Delaware
Excel Equities International Pty Ltd.	Australia
Excelven Pty Ltd.	British Virgin Islands
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd.	Australia
Hillside Recreational Lands, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky United Coal LLC	Indiana
Metropolitan Collieries Pty Ltd.	Australia
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd	Australia
Millennium Coal Pty Ltd.	Australia
Moffat County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd	Australia
Monto Coal Joint Venture*	Australia
Moorvale West Joint Venture*	Australia
New Mexico Coal Resources, LLC	Delaware
Newhall Funding Company (MBT)	Massachusetts

North Goonyella Coal Mines Pty Ltd.	Australia
North Wambo Pty Ltd.	Australia
P&L Receivables Company LLC	Delaware
Peabody (Bowen) Pty Ltd.	Australia
Peabody (Burton Coal) Pty Ltd.	Australia
Peabody (Kogan Creek) Pty Ltd.	Australia
Peabody (Wilkie Creek) Pty Ltd.	Australia
Peabody Acquisition Co. No. 2 Pty Ltd	Australia
Peabody Acquisition Co. No. 5 Pty Ltd	Australia
Peabody Acquisition Cooperatie U.A.	Netherlands
Peabody AMBV2 B.V.	Netherlands
Peabody America, LLC	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asset Holdings, LLC	Delaware
Peabody Australia Holdco Pty Ltd.	Australia
Peabody Australia Intermediate Pty Ltd	Australia
Peabody Australia Mining Pty Ltd.	Australia
Peabody BB Interests Pty Ltd	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd	Australia
Peabody Budjero Holdings Pty Ltd	Australia
Peabody Budjero Pty Ltd	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd	Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody CHPP Pty Ltd	Australia
Peabody Coal Venezuela Ltd.	Bermuda
Peabody COALSALES Australia Pty Ltd.	Australia
Peabody COALSALES, LLC	Delaware
Peabody COALSALES Pacific Pty Ltd	Australia
Peabody COALTRADE Asia Private Ltd.	Singapore
Peabody COALTRADE Australia Pty Ltd.	Australia
Peabody COALTRADE GmbH	Germany
Peabody COALTRADE India Private Ltd	India
Peabody COALTRADE International Limited	United Kingdom
Peabody COALTRADE, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Pty Ltd	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Ltd	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware

Peabody Energy Australia Coal Pty Ltd.	Australia
Peabody Energy Australia PCI Berrigurra Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd	Australia
Peabody Energy Australia PCI Equipment Pty Ltd	Australia
Peabody Energy Australia PCI Exploration Pty Ltd	Australia
Peabody Energy Australia PCI Financing Pty Ltd	Australia
Peabody Energy Australia PCI Management Pty Ltd	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd	Australia
Peabody Energy Australia PCI Pty Ltd	Australia
Peabody Energy Australia PCI Rush Pty Ltd	Australia
Peabody Energy Australia Pty Ltd	Australia
Peabody Energy (Botswana) (Proprietary) Limited	Botswana
Peabody Energy Finance Pty Ltd.	Australia
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Funding, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody IC Funding Corp.	Delaware
Peabody IC Holdings, LLC	Missouri
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Ltd.	Gibraltar
Peabody International Holdings, LLC	Delaware
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co. Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody MCC Holdco Pty Ltd.	Australia
Peabody Mining (Gibraltar) Limited	Gibraltar
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd	Australia
Peabody Moorvale West Pty Ltd.	Australia
Peabody Moorvale Pty Ltd	Australia
Peabody Mozambique Ltda.	Mozambique

Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody Netherlands Holding B.V.	Netherlands
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd.	Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Securities Finance Corporation	Delaware
Peabody Services Holding, LLC	Delaware
Peabody Terminals, LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corp.	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody West Burton Pty Ltd	Australia
Peabody Western Coal Company	Delaware
Peabody West Rolleston Pty Ltd.	Australia
Peabody West Walker Pty Ltd.	Australia
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
PEAMCoal Pty Ltd	Australia
PEAMCoal Holdings Pty Ltd	Australia
PEC Equipment Company, LLC	Delaware
PT Peabody Coaltrade Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Ribfield Pty Ltd	Australia
SAGE CREEK HOLDINGS, LLC	Delaware
Sage Creek Land & Reserves, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Seneca Property, LLC	Delaware
Shoshone Coal Corporation	Delaware
Sterling Centennial Missouri Insurance Corporation	Missouri
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal LLC	Delaware
United Minerals Company LLC	Indiana
Wambo Coal Pty Ltd.	Australia
Wambo Coal Terminal Pty Ltd	Australia

Wambo Open Cut Pty Ltd.	Australia
West Rolleson Joint Venture*	Australia
West Walker Joint Venture*	Australia
West/North Burton Joint Venture*	Australia
Wilpinjong Coal Pty Ltd.	Australia

*Unincorporated joint venture.